194‑P2 12/24

FRANKLIN STRATEGIC SERIES
SUPPLEMENT DATED DECEMBER 27, 2024
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
EACH DATED SEPTEMBER 1, 2024, OF
FRANKLIN CORE PLUS BOND FUND (FORMERLY, FRANKLIN STRATEGIC INCOME FUND) (THE “FUND”)

Effective January 1, 2025, the Summary Prospectus and Prospectus of the Fund are amended as follows:

I.	The following replaces the “Annual Fund Operating Expenses” table and “Example” in the section titled “Fund Summary – Fees and Expenses of the Fund” in the Fund’s Summary Prospectus and Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b‑1) fees	0.25%	0.65%	0.50%	None	None
Other expenses	0.23%	0.23%	0.23%	0.12%	0.23%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses[1]	0.96%	1.36%	1.21%	0.60%	0.71%
Fee waiver and/or expense reimbursement[2]	-0.11%	-0.11%	-0.11%	-0.10%	-0.11%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	0.85%	1.25%	1.10%	0.50%	0.60%

1.
Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2.
Effective January 1, 2025, the investment manager has agreed to waive fees and/or reimburse operating expenses (excluding the Rule 12b‑1 fees, acquired fund fees and expenses, and certain non‑routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.58% for each share class except Class R6 and 0.48% for Class R6. The investment manager has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, the transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These arrangements are expected to continue until December 31, 2025. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation (which would result in lower fees for shareholders).

3.	Total annual Fund operating expenses after fee waiver and/or expense reimbursement have been restated to reflect current operating expense caps.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$459	$659	$876	$1,501
Class C	$227	$420	$734	$1,517
Class R	$112	$373	$654	$1,456
Class R6	$51	$182	$325	$740
Advisor Class	$61	$216	$384	$872
If you do not sell your shares:
Class C	$127	$420	$734	$1,517

II.	The following replaces the sixth paragraph under the “Fund Details – Management” section of the Fund’s Prospectus:

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Effective January 1, 2025, Advisers has agreed to waive fees and/or reimburse operating expenses (excluding the Rule 12b‑1 fees, acquired fund fees and expenses, and certain non‑routine expenses or costs, such as those relating to litigation, indemnification, reorganizations and liquidations) for the Fund so that the ratio of total annual fund operating expenses will not exceed 0.58% for each share class except Class R6 and 0.48% for Class R6. Advisers has also agreed to reduce its fees to reflect reduced services resulting from the Fund’s investments in Franklin Templeton affiliated funds. In addition, transfer agency fees on Class R6 shares of the Fund have been capped so that transfer agency fees for that class do not exceed 0.03%. These arrangements are expected to continue until December 31, 2025. During the terms, the fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except to add series or classes, to reflect the extension of termination dates or to lower the waiver and expense limitation.
Please retain this supplement for future reference.

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